Financial Supplement

Third Quarter 2017

September 30, 2017

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Table of Contents

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor's understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Operating Income, Net of Tax

Operating income, net of tax, a commonly used term in the life insurance industry, is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our operating income, net of tax, equals net income available to AHL’s shareholders adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed living withdrawal benefits (GLWB) and guaranteed minimum death benefits (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period-to-period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1-2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to mergers and acquisitions as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Income Taxes (Expense) Benefit – Non-operating—The non-operating income tax expense is comprised of the appropriate jurisdiction's tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income available to AHL's shareholders for the reasons discussed in greater detail above. Operating income, net of tax excluding notable items equals net income available to AHL's shareholders adjusted for non-operating adjustments and certain notable items in the period that facilitate the evaluation of our underlying profitability. Accordingly, we believe using these measures which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income available to AHL's shareholders, we believe operating income, net of tax, and operating income, net of tax excluding notable

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Note to the Financial Supplement

items provide meaningful financial metrics that help investors understand our underlying results and profitability. Operating income, net of tax, and operating income, net of tax excluding notable items should not be used as a substitute for net income available to AHL's shareholders.

ROE Excluding AOCI and Operating ROE Excluding AOCI

ROE excluding AOCI and operating ROE excluding AOCI are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI is useful in analyzing the trends of our operations. To enhance the ability to analyze these measures across periods, interim periods are annualized. ROE excluding AOCI and operating ROE excluding AOCI should not be used as a substitute for ROE. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Operating Earnings Per Share - Operating Diluted Class A, Weighted Average Shares Outstanding - Operating Diluted Class A Common Shares and Book Value Per Share Excluding AOCI

Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represent an economic view of our share counts and provide a simplified and consistent view of our outstanding shares. Operating earnings per share - operating diluted Class A is calculated as the operating income, net of tax over the weighted average shares outstanding - operating diluted Class A common shares. Book value per share excluding AOCI is calculated as the ending AHL shareholders' equity excluding AOCI divided by the operating diluted Class A common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and settlement of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding - operating diluted Class A common shares and operating diluted Class A common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Operating earnings per share - operating diluted Class A, weighted average shares outstanding - operating diluted Class A common shares and book value per share excluding AOCI should not be used as a substitute for basic earnings per share - Class A common shares, basic weighted average shares outstanding - Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the index annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on index annuity strategies are divided by the

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Note to the Financial Supplement

average account value of our deferred annuities. Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.
Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business.We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverables, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
		Deposits
$4,071	$3,817	Retail sales	$1,337	$1,635	$1,099	$1,492	$2,011
570	3,101	Flow reinsurance	190	214	166	348	871
3,000	—	Funding agreements	1,300	1,050	650	—	—
327	—	Pension risk transfer	—	327	—	—	—
$7,968	$6,918	Total deposits	$2,827	$3,226	$1,915	$1,840	$2,882

		Consolidated results of operations
$984	$404	Net income	$274	$326	$384	$364	$126
777	448	Operating income, net of taxes	231	280	266	280	117

16.9%	8.7%	ROE	13.0%	16.4%	21.3%	20.9%	7.5%
18.7%	9.2%	ROE excluding AOCI	14.9%	18.4%	23.0%	23.1%	8.4%
14.8%	10.2%	Operating ROE excluding AOCI	12.5%	15.9%	15.9%	17.7%	7.9%

		Retirement Services
$786	$535	Operating income, net of taxes	$244	$267	$275	$242	$142
21.3%	16.8%	Operating ROE excluding AOCI	18.5%	21.4%	23.7%	21.6%	13.0%

		Earnings per share
$5.05	$2.18	Basic[1]	$1.40	$1.66	$2.00	$1.92	$0.68
$5.00	$2.17	Diluted - Class A2	$1.39	$1.65	$1.92	$1.78	$0.68
$3.97	$2.41	Operating earnings per share - operating diluted Class A3	$1.18	$1.43	$1.36	$1.43	$0.64

		Book Value per share:
$44.16	$37.77	Book value per share	$44.16	$42.20	$39.07	$35.66	$37.77
$38.10	$31.54	Book value per share, excluding AOCI[3]	$38.10	$36.72	$34.99	$33.05	$31.54

		Balance sheet items:
$96,061	$86,996	Total assets	$96,061	$93,594	$89,193	$86,699	$86,996
78,804	71,602	Invested assets	78,804	76,279	73,563	71,834	71,602
87,392	79,964	Total liabilities	87,392	85,310	81,632	79,840	79,964
77,850	70,916	Reserve liabilities	77,850	75,290	72,225	70,974	70,916
8,669	7,031	Total Athene Holding Ltd. shareholders' equity	8,669	8,284	7,561	6,858	7,031
7,507	6,111	Athene Holding Ltd. shareholders' equity excluding AOCI	7,507	7,224	6,888	6,491	6,111
—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%

		Share data:
194.9	185.9	Weighted average shares outstanding - basic[1]	196.3	195.7	192.5	189.2	185.8
104.8	50.1	Weighted average shares outstanding - diluted - Class A common shares[2]	119.9	109.0	81.3	63.9	49.9
195.8	186.0	Weighted average shares outstanding - operating diluted Class A common shares[3]	196.0	195.9	195.6	194.2	185.9
196.3	185.9	Common shares outstanding[4]	196.3	196.3	193.5	192.3	185.9
197.0	193.8	Operating diluted Class A common shares outstanding[3]	197.0	196.7	196.8	196.4	193.8
* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on operating income, net of taxes, ROE excluding AOCI, operating ROE excluding AOCI and book value per share excluding AOCI.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For September 30, 2016 and prior, Class M shares were not included due to issuance restrictions which were contingent upon our IPO, except for the Class M share agreements impacted by the modification as of September 30, 2016.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Capitalization and Equity
Unaudited (In millions, except percentages)

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
		Capitalization
$—	$—	Total debt[1]	$—	$—	$—	$—	$—
8,669	7,031	Total Athene Holding Ltd. shareholders' equity	8,669	8,284	7,561	6,858	7,031
8,669	7,031	Total capitalization	8,669	8,284	7,561	6,858	7,031
1,162	920	Less: AOCI	1,162	1,060	673	367	920
$7,507	$6,111	Total capitalization excluding AOCI	$7,507	$7,224	$6,888	$6,491	$6,111

		Equity by segment
$5,371	$4,542	Retirement Services	$5,371	$5,165	$4,817	$4,448	$4,542
2,136	1,569	Corporate and Other	2,136	2,059	2,071	2,043	1,569
7,507	6,111	Total AHL shareholders' equity excluding AOCI	7,507	7,224	6,888	6,491	6,111
1,162	920	AOCI	1,162	1,060	673	367	920
$8,669	$7,031	Total AHL shareholders' equity	$8,669	$8,284	$7,561	$6,858	$7,031

—%	—%	Debt to equity (excluding AOCI) ratio	—%	—%	—%	—%	—%
1 Total debt does not include debt within a consolidated VIE.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	September 30, 2017	December 31, 2016
Assets
Investments:
Available-for-sale securities, at fair value
Fixed maturity securities	$58,516	$52,033
Equity securities	318	353
Trading securities, at fair value	2,709	2,581
Mortgage loans, net of allowances	6,445	5,470
Investment funds	747	689
Policy loans	571	602
Funds withheld at interest	6,964	6,538
Derivative assets	1,982	1,370
Real estate	621	542
Short-term investments, at fair value	108	189
Other investments	77	81
Total investments	79,058	70,448
Cash and cash equivalents	3,607	2,445
Restricted cash	100	57
Investments in related parties
Available-for-sale securities, at fair value
Fixed maturity securities	409	335
Equity securities	—	20
Trading securities, at fair value	140	195
Investment funds	1,330	1,198
Short-term investments, at fair value	8	—
Other investments	238	237
Accrued investment income	626	554
Reinsurance recoverable	5,768	6,001
Deferred acquisition costs, deferred sales inducements and value of business acquired	2,903	2,940
Current income tax recoverable	29	107
Deferred tax assets	12	372
Other assets	868	869
Assets of consolidated variable interest entities
Investments
Available-for-sale securities, at fair value
Equity securities - related party	173	161
Trading securities, at fair value - related party	195	167
Investment funds	593	573
Cash and cash equivalents	1	14
Other assets	3	6
Total assets	$96,061	$86,699
		(Continued)

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	September 30, 2017	December 31, 2016
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$67,024	$61,532
Future policy benefits	15,687	14,592
Other policy claims and benefits	211	217
Dividends payable to policyholders	1,017	974
Derivative liabilities	92	40
Payables for collateral on derivatives	1,896	1,383
Funds withheld liability	394	380
Other liabilities	1,024	688
Liabilities of consolidated variable interest entities	47	34
Total liabilities	87,392	79,840
Equity
Common Stock	—	—
Additional paid-in-capital	3,461	3,421
Retained earnings	4,046	3,070
Accumulated other comprehensive income	1,162	367
Total Athene Holding Ltd. shareholders' equity	8,669	6,858
Noncontrolling interests	—	1
Total equity	8,669	6,859
Total liabilities and equity	$96,061	$86,699
		(Concluded)

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
		Revenue:
$503	$205	Premiums	$72	$379	$52	$35	$85
252	206	Product charges	86	85	81	75	71
2,427	2,137	Net investment income	820	821	786	777	743
1,615	523	Investment related gains (losses)	473	460	682	129	380
		Other-than-temporary impairment investment losses
(23)	(31)	Other-than-temporary impairment losses	(11)	(12)	—	(1)	(7)
(2)	4	Other-than-temporary impairment losses recognized in other comprehensive income	(2)	1	(1)	(2)	1
(25)	(27)	Net other-than-temporary impairment losses	(13)	(11)	(1)	(3)	(6)
24	25	Other revenues	8	8	8	9	8
		Revenues related to consolidated variable interest entities
30	40	Net investment income	10	10	10	27	7
29	(70)	Investment related gains (losses)	17	11	1	17	(16)
4,855	3,039	Total revenues	1,473	1,763	1,619	1,066	1,272
		Benefits and expenses:
1,866	1,081	Interest sensitive contract benefits	621	553	692	215	491
42	19	Amortization of deferred sales inducements	13	11	18	20	13
1,051	873	Future policy and other policy benefits	259	578	214	186	391
251	210	Amortization of deferred acquisition costs and value of business acquired	80	67	104	108	120
129	65	Dividends to policyholders	48	49	32	(28)	35
479	447	Policy and other operating expenses	158	168	153	180	180
—	13	Operating expenses of consolidated variable interest entities	—	—	—	—	4
3,818	2,708	Total benefits and expenses	1,179	1,426	1,213	681	1,234
1,037	331	Income before income taxes	294	337	406	385	38
53	(73)	Income tax expense (benefit)	20	11	22	21	(88)
984	404	Net income	274	326	384	364	126
—	—	Less: Net income attributable to noncontrolling interests	—	—	—	—	—
$984	$404	Net income available to Athene Holding Ltd. shareholders	$274	$326	$384	$364	$126

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
		Operating income, net of tax by segment
$786	$535	Retirement Services	$244	$267	$275	$242	$142
(9)	(87)	Corporate and Other	(13)	13	(9)	38	(25)
777	448	Operating income, net of tax	231	280	266	280	117

64	37	Realized gains (losses) on sale of AFS securities	29	24	11	40	18
(15)	(36)	Unrealized, impairments, and other investment gains (losses)	(3)	(15)	3	(20)	(12)
153	144	Assumed modco and funds withheld reinsurance embedded derivatives	20	65	68	(76)	73
(62)	(47)	Offsets to investment gains (losses)	(21)	(16)	(25)	5	(21)
140	98	Investment gains (losses), net of offsets	25	58	57	(51)	58
155	(88)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	46	15	94	183	(1)
(34)	(8)	Integration, restructuring and other non-operating expenses	(14)	(11)	(9)	(14)	(2)
(30)	(59)	Stock compensation expense	(7)	(13)	(10)	(23)	(46)
(24)	13	Income tax (expense) benefit - non-operating	(7)	(3)	(14)	(11)	—
207	(44)	Total non-operating adjustments	43	46	118	84	9
$984	$404	Net income available to AHL shareholders	$274	$326	$384	$364	$126

$3.97	$2.41	Operating income, net of tax – per operating dilutive Class A common share	$1.18	$1.43	$1.36	$1.43	$0.64

0.32	0.20	Realized gains (losses) on sale of AFS securities	0.15	0.12	0.07	0.21	0.09
(0.08)	(0.19)	Unrealized, impairments, and other investment gains (losses)	(0.02)	(0.08)	0.02	(0.10)	(0.07)
0.78	0.77	Assumed modco and funds withheld reinsurance embedded derivatives	0.10	0.34	0.34	(0.39)	0.40
(0.31)	(0.25)	Offsets to investment gains (losses)	(0.10)	(0.09)	(0.13)	0.03	(0.11)
0.71	0.53	Investment gains (losses), net of offsets	0.13	0.29	0.30	(0.25)	0.31
0.79	(0.49)	Change in fair values of derivatives and embedded derivatives - FIAs, net of offsets	0.23	0.08	0.48	0.95	—
(0.17)	(0.05)	Integration, restructuring and other non-operating expenses	(0.07)	(0.06)	(0.05)	(0.07)	(0.02)
(0.15)	(0.32)	Stock compensation expense	(0.04)	(0.07)	(0.05)	(0.10)	(0.25)
(0.12)	0.08	Income tax (expense) benefit - non-operating	(0.03)	(0.02)	(0.07)	(0.07)	0.01
1.06	(0.25)	Total non-operating adjustments	0.22	0.22	0.61	0.46	0.05
0.02	0.02	Effect of items convertible to or settled in Class A common shares	—	0.01	0.03	0.03	(0.01)
$5.05	$2.18	Basic earnings per share – Class A common shares	$1.40	$1.66	$2.00	$1.92	$0.68

* Please refer to Note to the Financial Supplement section for discussion on operating income, net of taxes.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of operating income, net of tax

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$2,301	$2,042	Fixed income and other investment income	$782	$774	$745	$725	$695
261	141	Alternative investment income	81	111	69	122	82
2,562	2,183	Net investment earnings	863	885	814	847	777
(795)	(755)	Cost of crediting on deferred annuities	(268)	(264)	(263)	(264)	(259)
(730)	(832)	Other liability costs[1]	(274)	(253)	(203)	(219)	(421)
(231)	(208)	Operating expenses	(77)	(80)	(74)	(74)	(68)
806	388	Operating income, before tax	244	288	274	290	29
(29)	60	Income tax (expense) benefit - operating income	(13)	(8)	(8)	(10)	88
$777	$448	Operating income, net of tax	$231	$280	$266	$280	$117

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on operating income, net of taxes.
1 Other liability costs include DAC, DSI and VOBA amortization and change in GLWB and GMDB reserves for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of operating income, net of tax

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$2,196	$1,957	Fixed income and other investment income	$745	$739	$712	$694	$664
216	198	Alternative investment income	66	82	68	104	90
2,412	2,155	Net investment earnings	811	821	780	798	754
(795)	(755)	Cost of crediting on deferred annuities	(268)	(264)	(263)	(264)	(259)
(635)	(774)	Other liability costs	(229)	(225)	(181)	(223)	(389)
(157)	(150)	Operating expenses	(51)	(54)	(52)	(56)	(50)
825	476	Operating income, before tax	263	278	284	255	56
(39)	59	Income tax (expense) benefit - operating income	(19)	(11)	(9)	(13)	86
$786	$535	Operating income, net of tax	$244	$267	$275	$242	$142

Corporate and Other summary of operating income, net of tax

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$105	$85	Fixed income and other investment income	$37	$35	$33	$31	$31
45	(57)	Alternative investment income	15	29	1	18	(8)
150	28	Net investment earnings	52	64	34	49	23
—	—	Cost of crediting on deferred annuities	—	—	—	—	—
(95)	(58)	Other liability costs	(45)	(28)	(22)	4	(32)
(74)	(58)	Operating expenses	(26)	(26)	(22)	(18)	(18)
(19)	(88)	Operating income, before tax	(19)	10	(10)	35	(27)
10	1	Income tax (expense) benefit - operating income	6	3	1	3	2
$(9)	$(87)	Operating income, net of tax	$(13)	$13	$(9)	$38	$(25)

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Net Investment Earned Rate and Investment Margin on Deferred Annuities
Unaudited (In millions, except percentages)

Consolidated summary of net investment earned rate (a non-GAAP measure)

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
4.29%	4.14%	Fixed income and other investments	4.23%	4.34%	4.30%	4.24%	4.14%
9.92%	5.51%	Alternative investments	9.07%	12.69%	8.06%	14.28%	9.56%
4.55%	4.21%	Total net investment earned rate	4.45%	4.72%	4.48%	4.72%	4.40%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate.
* The investment results above are presented net of investment management fees.

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
4.75%	4.64%	Net investment earned rate	4.64%	4.85%	4.76%	4.93%	4.75%
1.89%	1.97%	Cost of crediting on deferred annuities	1.88%	1.89%	1.91%	1.95%	1.96%
2.86%	2.67%	Investment margin on deferred annuities	2.76%	2.96%	2.85%	2.98%	2.79%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities.

Retirement Services summary of net investment earned rate

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
4.50%	4.38%	Fixed income and other investments	4.44%	4.55%	4.52%	4.47%	4.36%
10.86%	10.85%	Alternative investments	9.79%	12.28%	10.59%	16.25%	14.26%
4.75%	4.64%	Total net investment earned rate	4.64%	4.85%	4.76%	4.93%	4.75%

$2,196	$1,957	Fixed income and other investment income	$745	$739	$712	$694	$664
216	198	Alternatives investment income	66	82	68	104	90
$2,412	$2,155	Total net investment earnings	$811	$821	$780	$798	$754

		Average invested assets
$65,086	$59,570	Fixed income and other investments	$67,190	$64,955	$62,982	$62,100	$61,120
2,636	2,439	Alternative investments	2,678	2,622	2,594	2,543	2,521
$67,722	$62,009	Total average invested assets	$69,868	$67,577	$65,576	$64,643	$63,641

* The investment results above are presented net of investment management fees.

Retirement Services summary of cost of crediting on deferred annuities

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$421	$398	FIA option costs	$144	$140	$137	$136	$135
374	357	Fixed interest credited to policyholders	124	124	126	128	124
$795	$755	Cost of crediting on deferred annuities	$268	$264	$263	$264	$259
1.89%	1.97%	Cost of crediting on deferred annuities rate	1.88%	1.89%	1.91%	1.95%	1.96%

$56,102	$51,183	Average account value on deferred annuities	$57,050	$56,001	$55,154	$54,358	$52,739

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$54,880	$49,257	Account value at beginning of period	$56,574	$55,429	$54,880	$53,837	$51,640
4,740	7,009	Deposits[1]	1,546	1,886	1,308	1,878	2,914
120	144	Premium and interest bonuses	40	44	36	56	60
1,411	606	Fixed and index credits to policyholders	486	464	461	304	268
(3,428)	(3,024)	Surrenders and benefits paid	(1,051)	(1,183)	(1,194)	(1,135)	(990)
(197)	(155)	Fee and product charges	(69)	(66)	(62)	(60)	(55)
$57,526	$53,837	Account value at end of period	$57,526	$56,574	$55,429	$54,880	$53,837

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.2	5.2	8.0%	$44,319	77.0%
Single-year fixed rate guaranteed annuities	7.1	1.8	3.0%	7,941	13.8%
Multi-year fixed rate guaranteed annuities	5.3	3.6	8.0%	5,266	9.2%
Total				$57,526	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$8,225	14.3%	$8,225	14.3%
0.0% < 2.0%	282	0.5%	690	1.2%
2.0% < 4.0%	1,335	2.3%	4,046	7.0%
4.0% < 6.0%	4,767	8.3%	8,070	14.0%
6.0% < 8.0%	12,030	20.9%	8,849	15.4%
8.0% < 10.0%	14,648	25.5%	10,040	17.5%
10.0% or greater	16,239	28.2%	17,606	30.6%
	$57,526	100.0%	$57,526	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		7.4%	0.2%	7.6%

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$8,225	14.2%	—%
> 0 to less than 2	9,750	16.9%	5.0%
2 to less than 4	12,748	22.2%	7.4%
4 to less than 6	10,101	17.6%	8.7%
6 to less than 8	5,505	9.6%	10.1%
8 to less than 10	7,579	13.2%	11.2%
10 to less than 12	2,503	4.4%	14.0%
12 or greater	1,115	1.9%	14.9%
	$57,526	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$16,040	$44,319	36.2%
Fixed rate annuities	6,418	13,207	48.6%
Total deferred annuities	$22,458	$57,526	39.0%

			September 30, 2017
Distance to guarantees[1]			80 - 90 bps

1 Distance to guarantees is the difference between the current crediting rates and the contractual guaranteed minimum crediting rates on our deferred annuities. The distance to guarantees includes the minimum guarantees on all of our deferred annuities, including those with crediting rates already at their minimum guarantees.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	September 30, 2017		December 31, 2016
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$46,942	60.3%	$43,527	61.3%
Fixed rate annuities	13,450	17.3%	13,490	19.0%
Total deferred annuities	60,392	77.6%	57,017	80.3%
Payout annuities	5,593	7.2%	5,443	7.6%
Funding agreements	3,823	4.9%	1,109	1.6%
Life and other (excluding German products)	2,292	2.9%	2,176	3.1%
Retirement Services reserve liabilities	72,100	92.6%	65,745	92.6%
Germany products	5,921	7.6%	5,381	7.6%
Intersegment eliminations	(171)	(0.2)%	(152)	(0.2)%
Total reserve liabilities	$77,850	100.0%	$70,974	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.

Reserve liability rollforward

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$65,745	$59,854	Retirement Services reserve liabilities - beginning	$69,719	$67,013	$65,745	$65,097	$62,651
8,276	7,196	Deposits[1]	2,910	3,307	2,059	1,884	2,979
(4,389)	(4,048)	Withdrawals	(1,311)	(1,408)	(1,670)	(1,351)	(1,413)
2,468	2,095	Other reserve changes	782	807	879	115	880
72,100	65,097	Retirement Services reserve liabilities - ending	72,100	69,719	67,013	65,745	65,097
5,921	5,982	Germany reserve liabilities	5,921	5,737	5,367	5,381	5,982
(171)	(163)	Intersegment eliminations	(171)	(166)	(155)	(152)	(163)
$77,850	$70,916	Consolidated reserve liabilities - ending	$77,850	$75,290	$72,225	$70,974	$70,916

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	September 30, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Available for sale securities at fair value:
Fixed maturity securities:
U.S. government and agencies	$58	0.1%	$60	0.1%
U.S. state, municipal and political subdivisions	1,145	1.4%	1,140	1.6%
Foreign governments	2,589	3.2%	2,235	3.1%
Corporate	34,458	42.4%	30,020	41.4%
CLO	4,996	6.2%	4,822	6.7%
RMBS	9,480	11.7%	8,973	12.4%
CMBS	1,890	2.4%	1,847	2.5%
ABS	3,900	4.8%	2,936	4.0%
Equity securities	318	0.4%	353	0.5%
Trading securities, at fair value	2,709	3.3%	2,581	3.6%
Mortgage loans, net of allowances	6,445	7.9%	5,470	7.5%
Investment funds	747	0.9%	689	1.0%
Policy loans	571	0.7%	602	0.8%
Funds withheld at interest	6,964	8.6%	6,538	9.0%
Derivative assets	1,982	2.4%	1,370	1.9%
Real estate	621	0.8%	542	0.7%
Short-term investments	108	0.1%	189	0.3%
Other investments	77	0.1%	81	0.1%
Total investments	79,058	97.4%	70,448	97.2%
Investment in related parties:
Available for sale securities at fair value:
Fixed maturity securities	409	0.5%	335	0.5%
Equity securities	—	—%	20	—%
Trading securities, at fair value	140	0.2%	195	0.3%
Investment funds	1,330	1.6%	1,198	1.7%
Short term investments	8	—%	—	—%
Other investments	238	0.3%	237	0.3%
Total related party investments	2,125	2.6%	1,985	2.8%
Total investments, including related parties	$81,183	100.0%	$72,433	100.0%

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	September 30, 2017			December 31, 2016
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$11,024	$11,469	19.5%	$10,417	$10,645	20.3%
Financial	10,478	10,955	18.6%	8,957	9,156	17.5%
Utilities	7,454	7,705	13.1%	6,512	6,588	12.6%
Communication	2,460	2,556	4.3%	2,182	2,235	4.3%
Transportation	1,699	1,773	3.0%	1,365	1,396	2.7%
Total corporate	33,115	34,458	58.5%	29,433	30,020	57.4%
Other government-related securities
U.S. state, municipal and political subdivisions	993	1,145	1.9%	1,024	1,140	2.2%
Foreign governments	2,515	2,589	4.4%	2,098	2,235	4.3%
U.S. government and agencies	59	58	0.1%	59	60	0.1%
Total non-structured securities	36,682	38,250	64.9%	32,614	33,455	64.0%
Structured securities:
CLO	5,315	5,352	9.1%	5,234	5,101	9.7%
ABS	3,937	3,953	6.7%	3,037	2,992	5.7%
CMBS	1,849	1,890	3.2%	1,835	1,847	3.5%
RMBS
Agency	91	93	0.2%	110	112	0.2%
Non-agency	8,747	9,387	15.9%	8,621	8,861	16.9%
Total structured securities	19,939	20,675	35.1%	18,837	18,913	36.0%
Total fixed maturity securities, including related parties	$56,621	$58,925	100.0%	$51,451	$52,368	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial, and technology.

Credit quality of fixed maturity securities

	September 30, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$31,930	54.2%	$30,211	57.7%
2	23,063	39.1%	18,617	35.5%
Total investment grade	54,993	93.3%	48,828	93.2%
3	3,077	5.2%	2,812	5.4%
4	731	1.3%	622	1.2%
5	75	0.1%	82	0.2%
6	49	0.1%	24	—%
Total below investment grade	3,932	6.7%	3,540	6.8%
Total fixed maturity securities, including related parties	$58,925	100.0%	$52,368	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	September 30, 2017		December 31, 2016
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$20,451	34.7%	$18,791	35.9%
BBB	21,897	37.2%	18,002	34.4%
Non-rated[1]	6,671	11.3%	5,650	10.8%
Total investment grade[2]	49,019	83.2%	42,443	81.1%
BB	3,094	5.2%	3,286	6.3%
B	1,278	2.2%	1,372	2.6%
CCC	2,624	4.4%	2,374	4.5%
CC and lower	2,274	3.9%	2,404	4.6%
Non-rated [1]	636	1.1%	489	0.9%
Total below investment grade	9,906	16.8%	9,925	18.9%
Total fixed maturity securities, including related parties	$58,925	100.0%	$52,368	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security's respective NAIC rating.
2 We view the NAIC ratings methodology as the most appropriate way to view our fixed maturity portfolio from a ratings perspective since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC ratings methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	September 30, 2017				December 31, 2016
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$9,816	$8,302	$8,928	94.2%	$9,960	$8,414	$8,652	96.4%
2	261	232	238	2.5%	152	141	140	1.6%
Total investment grade	10,077	8,534	9,166	96.7%	10,112	8,555	8,792	98.0%
3	198	181	187	2.0%	104	92	96	1.1%
4	87	73	76	0.8%	31	29	29	0.3%
5	40	39	40	0.4%	54	53	54	0.6%
6	14	11	11	0.1%	2	2	2	—%
Total below investment grade	339	304	314	3.3%	191	176	181	2.0%
Total	$10,416	$8,838	$9,480	100.0%	$10,303	$8,731	$8,973	100.0%

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	September 30, 2017		December 31, 2016
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$1,340	20.8%	$1,217	22.2%
Retail	1,130	17.5%	1,135	20.7%
Hotels	1,108	17.2%	1,025	18.7%
Industrial	940	14.6%	742	13.6%
Apartment	580	9.0%	616	11.3%
Other commercial [1]	405	6.3%	397	7.3%
Total commercial mortgage loans	5,503	85.4%	5,132	93.8%
Residential loans	942	14.6%	338	6.2%
Total mortgage loans, net of allowances	$6,445	100.0%	$5,470	100.0%

US Region:
East North Central	$553	8.6%	$450	8.2%
East South Central	146	2.3%	158	2.9%
Middle Atlantic	915	14.2%	628	11.5%
Mountain	599	9.3%	543	9.9%
New England	163	2.5%	194	3.5%
Pacific	1,075	16.7%	833	15.2%
South Atlantic	1,053	16.3%	1,284	23.5%
West North Central	278	4.3%	306	5.6%
West South Central	635	9.9%	662	12.1%
Total US Region	5,417	84.1%	5,058	92.4%
International Region	86	1.3%	74	1.4%
Total commercial mortgage loans	5,503	85.4%	5,132	93.8%
Residential loans	942	14.6%	338	6.2%
Total mortgage loans, net of allowances	$6,445	100.0%	$5,470	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	September 30, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$279	10.5%	$268	10.9%
Mortgage and real estate	166	6.2%	118	4.8%
Natural resources	5	0.2%	5	0.2%
Hedge funds	62	2.3%	72	2.9%
Credit funds	235	8.8%	226	9.2%
Total investment funds	747	28.0%	689	28.0%
Investment funds - related parties
Private equity - A-A Mortgage	396	14.8%	343	13.9%
Private equity	176	6.6%	131	5.3%
Mortgage and real estate	245	9.2%	247	10.1%
Natural resources	78	2.9%	49	2.0%
Hedge funds	163	6.1%	192	7.8%
Credit funds	272	10.2%	236	9.6%
Total investment funds - related parties	1,330	49.8%	1,198	48.7%
Total investment funds - assets of consolidated VIEs
Private equity - MidCap [1]	529	19.8%	524	21.3%
Credit funds	32	1.2%	38	1.6%
Mortgage and real assets	32	1.2%	11	0.4%
Total investment funds - assets of consolidated VIEs	593	22.2%	573	23.3%
Total investment funds, including related parties and VIEs	$2,670	100.0%	$2,460	100.0%

* Investment funds, including related party, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.
1 Midcap is an underlying investment of one of our consolidated VIE investment funds.

Funds withheld at interest

	September 30, 2017		December 31, 2016
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. state, municipal and political subdivisions	$118	1.7%	$118	1.8%
Corporate	2,100	30.2%	1,800	27.6%
CLO	665	9.6%	591	9.0%
ABS	797	11.4%	736	11.3%
CMBS	286	4.1%	292	4.5%
RMBS	1,590	22.8%	1,551	23.7%
Equity securities	28	0.4%	29	0.4%
Mortgage loans	818	11.8%	773	11.8%
Investment funds	372	5.3%	329	5.0%
Derivative assets	63	0.9%	53	0.8%
Short-term investments	7	0.1%	80	1.2%
Cash and cash equivalents	100	1.4%	105	1.6%
Other assets and liabilities	20	0.3%	81	1.3%
Total funds withheld at interest	$6,964	100.0%	$6,538	100.0%

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	September 30, 2017				December 31, 2016
	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value	Total Invested Asset Value[1]	Percent of Total
Corporate	$34,759	$1,713	$36,472	46.3%	$31,000	$1,682	$32,682	45.4%
CLO	5,774	—	5,774	7.3%	5,798	—	5,798	8.1%
Credit	40,533	1,713	42,246	53.6%	36,798	1,682	38,480	53.5%
RMBS	10,696	—	10,696	13.6%	10,619	—	10,619	14.8%
Mortgage loans	7,150	108	7,258	9.2%	6,145	95	6,240	8.7%
CMBS	2,181	—	2,181	2.8%	2,202	—	2,202	3.1%
Real estate held for investment	—	622	622	0.8%	—	542	542	0.8%
Real estate	20,027	730	20,757	26.4%	18,966	637	19,603	27.4%
ABS	4,782	—	4,782	6.1%	3,873	—	3,873	5.4%
Alternative investments	3,441	146	3,587	4.5%	3,297	128	3,425	4.8%
State, municipals, political subdivisions and foreign government	1,335	2,357	3,692	4.7%	1,387	1,936	3,323	4.6%
Equity securities	241	70	311	0.4%	199	185	384	0.5%
Unit linked assets	—	405	405	0.5%	—	363	363	0.5%
Short-term investments	85	—	85	0.1%	250	—	250	0.3%
U.S. government and agencies	29	31	60	0.1%	32	27	59	0.1%
Other investments	9,913	3,009	12,922	16.4%	9,038	2,639	11,677	16.2%
Cash and equivalents	1,680	229	1,909	2.4%	1,111	111	1,222	1.7%
Policy loans and other	738	232	970	1.2%	631	221	852	1.2%
Total invested assets	$72,891	$5,913	$78,804	100.0%	$66,544	$5,290	$71,834	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Alternative investments summary

	September 30, 2017		December 31, 2016
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Credit funds	$797	22.2%	$834	24.3%
Private equity - MidCap	529	14.7%	524	15.3%
Private equity - A-A Mortgage	486	13.6%	417	12.2%
Private equity - other	530	14.8%	519	15.2%
Mortgage and real assets	546	15.2%	470	13.7%
Hedge funds	274	7.6%	311	9.1%
Public equities	236	6.6%	215	6.3%
Natural resources and other real assets	189	5.3%	135	3.9%
Alternative investments	$3,587	100.0%	$3,425	100.0%

* Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
3.94%	3.91%	Corporate securities	3.91%	3.98%	3.91%	3.91%	4.06%
		Structured securities
5.63%	5.11%	RMBS	5.45%	5.96%	5.45%	5.30%	5.21%
5.10%	4.64%	CLO	5.25%	5.10%	4.94%	4.96%	4.81%
4.25%	6.91%	ABS	4.33%	4.28%	4.15%	4.67%	4.16%
4.10%	3.77%	CMBS	4.18%	4.13%	4.03%	4.19%	3.79%
5.10%	5.15%	Total structured securities	5.06%	5.26%	4.95%	4.99%	4.79%
6.23%	4.49%	State, municipal, political subdivisions and U.S. and foreign government	4.54%	4.82%	9.35%	5.80%	3.57%
5.88%	5.85%	Mortgage loans	5.92%	5.92%	5.90%	6.26%	6.22%
10.03%	5.42%	Alternative investments	8.92%	13.11%	8.12%	14.82%	9.30%
1.60%	0.95%	Other U.S. and Bermuda invested assets	1.65%	1.58%	1.66%	1.26%	1.04%
4.76%	4.44%	U.S. and Bermuda	4.65%	4.96%	4.70%	4.98%	4.62%
1.84%	1.71%	Germany	2.04%	1.73%	1.74%	1.51%	1.94%
4.55%	4.21%	Consolidated total	4.45%	4.72%	4.48%	4.72%	4.40%

Invested assets NAIC 1 & 2 designation by asset class

	September 30, 2017	December 31, 2016
Corporate securities	92.8%	92.4%
Structured securities
RMBS	96.8%	98.0%
CLO	84.6%	83.1%
ABS	92.5%	91.5%
CMBS	97.9%	97.7%
Total structured securities	93.0%	93.0%
State, municipal, political subdivisions and U.S. and foreign government	95.4%	96.5%
Germany fixed maturity securities[1]	95.0%	95.0%

1 NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC ratings.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Annuity & Life Assurance Company	A	A-	A-
Athene Annuity and Life Company	A	A-	A-
Athene Annuity & Life Assurance Company of New York	A	A-	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A-	A-

Credit ratings

	A.M. Best	Standard & Poor's	Fitch
Athene Holding Ltd.	bbb	BBB	BBB

Capital Metrics

	December 31,
	2016	2015
U.S. RBC - Athene Annuity & Life Assurance Company	478%	552%
BSCR - Athene Life Re Ltd.[1]	228%	323%
Athene Life Re Ltd. RBC[2]	529%	468%

1 Effective January 1, 2016, in connection with the implementation of its broader regulatory regime, the BMA integrated the economic balance sheet (EBS) framework into the determination of BSCR. The European Commission has granted the BMA's regulatory regime for reinsurance, group solvency calculation and group supervision full equivalence to Solvency II. Under the EBS framework, ALRe's assets are recorded at market value and its insurance reserves are determined by reference to nine prescribed scenarios, with the scenario resulting in the highest reserve balance being ultimately required to be selected. This ratio is not comparable to prior year end BSCR ratios given the change in the solvency regime; however, consistent with the previous regime the minimum required capital ratio to be considered solvent by the BMA is 100%.
2 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding - Class A common shares to arrive at weighted average shares outstanding - operating diluted Class A common shares

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
101.5	50.0	Basic weighted average shares outstanding - Class A	119.5	106.3	78.2	58.3	49.8
87.7	135.9	Conversion of Class B shares to Class A shares	69.9	82.9	110.8	130.0	136.0
6.2	—	Conversion of Class M shares to Class A shares	6.1	6.2	6.2	5.5	—
0.4	0.1	Effect of other stock compensation plans	0.5	0.5	0.4	0.4	0.1
195.8	186.0	Weighted average shares outstanding - operating diluted Class A common shares	196.0	195.9	195.6	194.2	185.9

Summary of adjustments to Class A common shares outstanding to arrive at operating diluted Class A common shares outstanding

	2017			2016
	Q3	Q2	Q1	Q4	Q3
Class A common shares outstanding	119.9	119.3	101.3	77.0	50.2
Conversion of Class B shares to Class A shares	69.5	70.1	87.8	111.8	136.0
Conversion of Class M shares to Class A shares	6.7	6.4	6.8	6.8	7.2
Effect of other stock compensation plans	0.9	0.9	0.9	0.8	0.4
Operating diluted Class A common shares outstanding	197.0	196.7	196.8	196.4	193.8

Summary of adjustments to book value per share to arrive at book value per share, excluding AOCI

	2017			2016
	Q3	Q2	Q1	Q4	Q3
Book value per share	$44.16	$42.20	$39.07	$35.66	$37.77
AOCI	(5.92)	(5.40)	(3.47)	(1.91)	(4.95)
Effect of items convertible to or settled in Class A common shares	(0.14)	(0.08)	(0.61)	(0.70)	(1.28)
Book value per share, excluding AOCI	$38.10	$36.72	$34.99	$33.05	$31.54

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$2,427	$2,137	GAAP net investment income	$820	$821	$786	$777	$743
137	144	Reinsurance embedded derivative impacts	40	52	45	45	55
59	(43)	Net VIE earnings	27	21	11	44	(13)
(11)	(34)	Alternative income gain (loss)	(4)	6	(13)	(5)	(2)
(50)	(21)	Held for trading amortization	(20)	(15)	(15)	(14)	(6)
135	46	Total adjustments to arrive at net investment earnings	43	64	28	70	34
$2,562	$2,183	Total net investment earnings	$863	$885	$814	$847	$777

$2,412	$2,155	Retirement Services	$811	$821	$780	$798	$754
150	28	Corporate and Other	52	64	34	49	23
$2,562	$2,183	Total net investment earnings	$863	$885	$814	$847	$777

4.31%	4.12%	GAAP net investment income rate	4.23%	4.38%	4.32%	4.33%	4.20%
0.25%	0.28%	Reinsurance embedded derivative impacts	0.20%	0.28%	0.25%	0.25%	0.31%
0.10%	(0.08)%	Net VIE earnings	0.14%	0.11%	0.06%	0.25%	(0.07)%
(0.02)%	(0.07)%	Alternative income gain (loss)	(0.02)%	0.03%	(0.07)%	(0.03)%	(0.01)%
(0.09)%	(0.04)%	Held for trading amortization	(0.10)%	(0.08)%	(0.08)%	(0.08)%	(0.03)%
0.24%	0.09%	Total adjustments to arrive at net investment earned rate	0.22%	0.34%	0.16%	0.39%	0.20%
4.55%	4.21%	Consolidated net investment earned rate	4.45%	4.72%	4.48%	4.72%	4.40%

4.75%	4.64%	Retirement Services	4.64%	4.85%	4.76%	4.93%	4.75%
2.71%	0.53%	Corporate and Other	2.72%	3.53%	1.88%	2.76%	1.26%
4.55%	4.21%	Consolidated net investment earned rate	4.45%	4.72%	4.48%	4.72%	4.40%

$67,722	$62,009	Retirement Services average invested assets	$69,868	$67,577	$65,576	$64,643	$63,641
7,398	7,120	Corporate and Other average invested assets	7,673	7,345	7,123	7,074	7,089
$75,120	$69,129	Average invested assets	$77,541	$74,922	$72,699	$71,717	$70,730

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2017			2016
2017	2016		Q3	Q2	Q1	Q4	Q3
$1,866	$1,081	GAAP interest sensitive contract benefits	$621	$553	$692	$215	$491
(109)	(91)	Interest credited other than deferred annuities	(41)	(42)	(26)	(17)	(34)
448	416	FIA option costs	154	149	145	143	141
(53)	(38)	Product charges (strategy fees)	(19)	(17)	(17)	(15)	(14)
27	21	Reinsurance embedded derivative impacts	9	9	9	8	8
(1,397)	(669)	Change in fair values of embedded derivatives - FIAs	(464)	(399)	(534)	(66)	(326)
30	36	Negative VOBA amortization	8	10	12	12	12
(17)	(1)	Unit linked change in reserve	—	1	(18)	(14)	(20)
—	—	Other changes in interest sensitive contract liabilities	—	—	—	(2)	1
(1,071)	(326)	Total adjustments to arrive at cost of crediting on deferred annuities	(353)	(289)	(429)	49	(232)
$795	$755	Retirement Services cost of crediting on deferred annuities	$268	$264	$263	$264	$259

4.43%	2.83%	GAAP interest sensitive contract benefits	4.35%	3.95%	5.02%	1.59%	3.72%
(0.26)%	(0.24)%	Interest credited other than deferred annuities	(0.29)%	(0.30)%	(0.19)%	(0.13)%	(0.26)%
1.08%	1.08%	FIA option costs	1.08%	1.07%	1.04%	1.05%	1.07%
(0.13)%	(0.10)%	Product charges (strategy fees)	(0.13)%	(0.12)%	(0.12)%	(0.11)%	(0.11)%
0.06%	0.05%	Reinsurance embedded derivative impacts	0.06%	0.06%	0.07%	0.06%	0.06%
(3.32)%	(1.74)%	Change in fair values of embedded derivatives - FIAs	(3.25)%	(2.85)%	(3.87)%	(0.49)%	(2.47)%
0.07%	0.09%	Negative VOBA amortization	0.06%	0.07%	0.09%	0.09%	0.09%
(0.04)%	—%	Unit linked change in reserve	—%	0.01%	(0.13)%	(0.10)%	(0.15)%
—%	—%	Other changes in interest sensitive contract liabilities	—%	—%	—%	(0.01)%	0.01%
(2.54)%	(0.86)%	Total adjustments to arrive at cost of crediting on deferred annuities	(2.47)%	(2.06)%	(3.11)%	0.36%	(1.76)%
1.89%	1.97%	Retirement Services cost of crediting on deferred annuities	1.88%	1.89%	1.91%	1.95%	1.96%

$56,102	$51,183	Average account value on deferred annuities	$57,050	$56,001	$55,154	$54,358	$52,739

Athene Holding Ltd.
Financial Supplement - September 30, 2017
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	September 30, 2017	December 31, 2016
Total investments, including related parties	$81,183	$72,433
Derivative assets	(1,982)	(1,370)
Cash and cash equivalents (including restricted cash)	3,707	2,502
Accrued investment income	626	554
Payables for collateral on derivatives	(1,896)	(1,383)
Reinsurance funds withheld and modified coinsurance	(537)	(414)
VIE assets, liabilities and noncontrolling interest	918	886
AFS unrealized (gain) loss	(2,594)	(1,030)
Ceded policy loans	(325)	(344)
Net investment receivables (payables)	(296)	—
Total adjustments to arrive at invested assets	(2,379)	(599)
Total invested assets	$78,804	$71,834

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	September 30, 2017	December 31, 2016
Investment funds, including related parties and VIEs	$2,670	$2,460
CLO equities included in trading securities	194	260
Investment funds within funds withheld at interest	372	329
Royalties, other assets included in other investments and other assets	77	81
Net assets of the VIE, excluding investment funds	274	295
Total adjustments to arrive at alternative investments	917	965
Alternative investments	$3,587	$3,425

Summary of adjustments to total liabilities to arrive at reserve liabilities

	September 30, 2017	December 31, 2016
Total liabilities	$87,392	$79,840
Derivative liabilities	(92)	(40)
Payables for collateral on derivatives	(1,896)	(1,383)
Funds withheld liability	(394)	(380)
Other liabilities	(1,024)	(688)
Liabilities of consolidated VIEs	(47)	(34)
Reinsurance ceded receivables	(5,768)	(6,001)
Policy loans ceded	(325)	(344)
Other	4	4
Total adjustments to arrive at reserve liabilities	(9,542)	(8,866)
Total reserve liabilities	$77,850	$70,974